Exhibit 10.2

[Execution Copy]

MEMBERSHIP INTEREST PURCHASE AGREEMENT

by and among

TR Capital Partners, LLC

and

Investors Named in Exhibit A

January 31, 2014

Table of Contents
Page

1.	Purchase and Sale of Preferred Units	1
1.1	Issuance and Sale	1
1.2	Closings	2
1.3	Closing Deliverables	2

2.	Representations and Warranties of the LLC	3
2.1	Organization, Good Standing, Power and Authority	3
2.2	Capitalization	3
2.3	Authorization	3
2.4	Transfers of Preferred Units	4
2.5	Governmental Consents and Filings	4
2.6	Litigation	4
2.7	Compliance with Other Instruments	4
2.8	Permits	4

3.	Representations and Warranties of the Investors	4
3.1	Authorization	4
3.2	Purchase Entirely for Own Account	5
3.3	Disclosure of Information	5
3.4	Restricted Securities	5
3.5	No Public Market	5
3.6	Accredited Investor	5
3.7	No General Solicitation	5
3.8	Exculpation Among Investors	6
3.9	Residence	6

4.	Conditions to the Investors’ Obligations at Closing	6
4.1	Representations and Warranties	6
4.2	Performance	6

5.	Conditions to the LLC’s Obligations at Closing	6
5.1	Representations and Warranties	6
5.2	Performance	6

6.	Miscellaneous	6
6.1	Survival of Warranties	6
6.2	Successors and Assigns	6
6.3	Governing Law	6
6.4	Counterparts	7
6.5	Interpretation	7
6.6	Notices	7
6.7	Amendments and Waivers	7
6.8	Severability	7
6.9	Delays or Omissions	7
6.10	Entire Agreement	7
6.11	Dispute Resolution	8

i

Exhibit A.                      List of Investors
Exhibit B.                      Form of Joinder Agreement
Exhibit C.                      List of Qualified Assets
Schedule 1.                   First Closing
Schedule 2.                   Second Closing
Schedule 3.                   Third Closing

ii

THIS MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”), is made as of January 31, 2014 by and among TR Capital Partners, LLC, a Colorado limited liability company (the “LLC”), and the several investors named in Exhibit A (collectively the “Investors”), including persons who become Investors hereunder from time to time after the date hereof by completing and executing joinder agreements hereto in the form attached as Exhibit B (“Joinder Agreements”).

The parties hereby agree as follows:

1. Purchase and Sale of Preferred Units.

1.1 Issuance and Sale.

(a) The LLC may issue and sell pursuant to this Agreement up to a total of 32,500,000 Preferred Units of the LLC (“Preferred Units”) to be issued under the Limited Liability Company Agreement of the LLC dated as of the date hereof (the “LLC Agreement”), of which:

(i)	up to 8,571,429 Preferred Units may be issued and sold for cash at a purchase price of $0.70 per Preferred Unit;

(ii)
1,857,142 Preferred Units shall be issued and sold upon conversion of three convertible promissory notes issued by the LLC on December 31, 2013 in the aggregate principal amount of $1,300,000 (the “Bridge Notes”), the principal amount of which Bridge Notes will be applied to acquire all such Preferred Units at a purchase price of $0.70 per Preferred Unit; and

(iii)
the remaining Preferred Units may be issued and sold in exchange for contributions of securities of the types identified in Exhibit C (“Qualified Assets”), the Qualified Value (as defined below) of which Qualified Assets will be applied to acquire Preferred Units at a purchase price of $1.00 per Preferred Unit, except that an Investor or its Affiliated Investor Group (as defined below) will be entitled to a purchase price of $0.70 per Preferred Unit for Qualified Assets having a Qualified Value up to a maximum of (A) 1.2988 multiplied by (B) the aggregate purchase price for Preferred Units paid by such Investor or Affiliated Investor Group (as the case may be) in cash pursuant to clause (i) above and by conversion of Bridge Notes pursuant to clause (ii) above.

(b) Subject to the terms and conditions of this Agreement, each Investor agrees to purchase, and the LLC agrees to sell and issue to each Investor, (i) at the First Closing (as defined in Section 1.2(a)), the number of Preferred Units, if any, set forth opposite such Investor’s name on Schedule 1, for the type and amount of consideration specified therein, (ii) at the Second Closing (as defined in Section 1.2(a)), the number of Preferred Units, if any, set forth opposite such Investor’s name on Schedule 2, for the type and amount of consideration specified therein, and/or (iii) at the Third Closing (as defined in Section 1.2(a)), the number of Preferred Units, if any, set forth opposite such Investor’s name on Schedule 3, for the type and amount of consideration specified therein.

(c) For purposes of this Section 1.1., the following terms shall have the indicated meanings:

(i) “Affiliate Investor Group” means two or more Investors who are “affiliates.”  For these purposes, (A) “affiliate” means, with respect to any Investor, any other Investor who, directly or indirectly (including through one or more intermediaries), controls, is controlled by, or is under common control with, such initial Investor, and (B) “control” means, with respect to any specified Investor, the power, direct or indirect, to direct or cause the direction of the management and policies of such Investor, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise, and the terms “controlling” and “controlled” shall have correlative meanings.

(ii) “Qualified Value” means, with respect to Qualified Assets, the dollar amount that will be credited toward payment of the applicable purchase price for Preferred Units upon contribution of such Qualified Assets, determined as set forth in Exhibit B under “Calculation of Qualified Value.”

1.2 Closings.  Closings of issuances and sales of Preferred Units, each of which closings shall take place remotely via the exchange of documents and signatures, shall be held at 10:00 a.m., Mountain time, on:  (a) January 15, 2014 with the Investors set forth in Schedule 1 (the “First Closing”), (b) January 31, 2014 with the Investors set forth in Schedule 2 (the “Second Closing”) and (c) June 30, 2014 with the Investors set forth in Schedule 3 (the “Third Closing,” and collectively with the First Closing and the Second Closing, the “Closings”).  The time or date of any Closing may be changed by the LLC upon at least 72 hours’ notice to each of the Investors obligated to purchase Preferred Units at such Closing, provided that the Third Closing may not be postponed beyond September 1, 2014.  Schedules 1, 2 and 3 shall be updated from time to time in connection with the execution of Joinder Agreements by additional Investors.

1.3 Closing Deliverables.

(a)	At or prior to each Closing, each Investor purchasing Preferred Units shall deliver to the LLC:

(i)	if such Investor is not a party to this Agreement as of the date hereof, an executed Joinder Agreement;

(ii)	an executed joinder agreement to the LLC Agreement in the form of Exhibit A to the LLC Agreement; and

(iii)	payment of the purchase price for such Preferred Units, in accordance with Schedule 1, 2 or 3 (as applicable), by:

(A)	delivery of a check payable to the LLC or transmission of a wire transfer to a bank account designated by the LLC,

(B)
surrender and cancellation of a converted Bridge Note held by Investors as set forth in Schedule 1, provided that the LLC shall remain subject to obligations to pay to such Investors in cash the amount of any accrued interest and the amount of any fractional principal payment (as set forth in the footnotes in Schedule 1),

(C)
delivery of an assignment or other original instrument of transfer of the Qualified Assets to be contributed for Preferred Units in favor the LLC, in a form acceptable to the LLC, together with delivery of any certificate or other instrument representing such Qualified Assets (or, if such certificate or instrument cannot be produced or found, an affidavit of loss and indemnity agreement in a form acceptable to the LLC, in its sole discretion), or

(D)	a combination of the foregoing methods.

(b) At each Closing, the LLC shall deliver to each Investor purchasing Preferred Units:

(i)	a complete and correct copy of the LLC Agreement, including Schedule A thereto, amended as of the time of such Closing and reflecting such Investor’s purchase of Preferred Units at such Closing; and

(ii)	a certificate representing the Preferred Units being purchased by such Investor at such Closing.

2. Representations and Warranties of the LLC.  The LLC hereby represents and warrants to each Investor acquiring Preferred Units at a Closing that the following representations are true and complete as of the date of such Closing, except to the extent made only as of a specified date, in which case as of such time or date:

2.1 Organization, Good Standing, Power and Authority.  The LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Colorado and has all requisite corporate power and authority to carry on its business as presently conducted and as currently proposed to be conducted.  The LLC is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of the LLC (a “Material Adverse Effect”).  The LLC has furnished each Investor with a true and complete copy of its Articles of Organization as initially filed, and such Articles of Organization have not been amended since the date of such filing.  The LLC has all requisite corporate power and authority to execute and deliver this Agreement and the LLC Agreement (together, the “Transaction Agreements”), to issue and sell the Preferred Units, and to perform its obligations under the Transaction Agreements.

2.2 Capitalization.  Immediately prior to the First Closing, the issued and outstanding membership interests of the LLC consisted of 50,000,000 Common Units.  Other than this Agreement, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements to purchase or acquire from the LLC any membership interest or any securities convertible into or exchangeable for any membership interest.  The LLC has no obligation (contingent or otherwise) to purchase or redeem any of its membership interests.  Except as contemplated by the Bridge Notes, no parties have rights to purchase any of the Preferred Units covered by this Agreement.

2.3 Authorization.  All corporate action required to be taken by the LLC’s managers and members in order to authorize the LLC to enter into the Transaction Agreements and to issue the Preferred Units at such Closing, has been taken or will be taken prior to such Closing.  All action on the part of the officers of the LLC necessary for the execution and delivery of the Transaction Agreements, the performance of all obligations of the LLC under the Transaction Agreements to be performed as of such Closing, and the issuance of the Preferred Units has been taken or will be taken prior to such Closing.  The Transaction Agreements constitute valid and legally binding obligations of the LLC, enforceable against the LLC in accordance with their respective terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.  The LLC Agreement will not be amended or modified prior to the Third Closing, except as necessary or desirable to reflect the issuance and sale of Preferred Units under this Agreement.

2.4 Transfers of Preferred Units.  The Preferred Units, when issued and sold in accordance with the terms and for the consideration set forth in this Agreement, will be free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements, applicable state and federal securities laws, and liens or encumbrances created by or imposed by a Investor.

2.5 Governmental Consents and Filings.  Assuming the accuracy of the representations made by the Investors in Section 3, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the LLC in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, which have been made or will be made in a timely manner.

2.6 Litigation.  There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending or to the LLC’s knowledge, currently threatened in writing that questions the validity of the Transaction Agreements or the right of the LLC to enter into them, or to consummate the transactions contemplated by the Transaction Agreements.  Neither the LLC nor, to the LLC’s knowledge, any of its officers or managers is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality (in the case of officers or managers, such as would affect the LLC).  There is no action, suit, proceeding or investigation by the LLC pending or that the LLC intends to initiate.

2.7 Compliance with Other Instruments.  The LLC is not in violation or default (a) of any provisions of its Articles of Organization, (b) of any instrument, judgment, order, writ or decree, (c) under any note, indenture or mortgage, (d) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound, the violation of which would have a Material Adverse Effect, or (e) to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the LLC, the violation of which would have a Material Adverse Effect.  The execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated by the Transaction Agreements will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement or (ii) an event that results in the creation of any lien, charge or encumbrance upon any assets of the LLC or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the LLC.

2.8 Permits.  The LLC has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could reasonably be expected to have a Material Adverse Effect.  The LLC is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

3. Representations and Warranties of the Investors.  Each Investor hereby represents and warrants to the LLC, severally and not jointly, that:

3.1 Authorization.  The Investor has full power and authority to enter into the Transaction Agreements.  The Transaction Agreements constitute valid and legally binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.2 Purchase Entirely for Own Account.  This Agreement is made with the Investor in reliance upon the Investor’s representation to the LLC, which by the Investor’s execution of this Agreement, the Investor hereby confirms, that the Preferred Units to be acquired by the Investor will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Agreement, the Investor further represents that the Investor does not presently have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or entity or to any third person or entity, with respect to any of the Preferred Units.  The Investor has not been formed for the specific purpose of acquiring the Preferred Units.

3.3 Disclosure of Information.  The Investor has had an opportunity to discuss the LLC’s business, management, financial affairs and the terms and conditions of the offering of the Preferred Units with the LLC’s management.  The foregoing, however, does not limit or modify the representations and warranties of the LLC in Section 2 or the right of the Investors to rely thereon.

3.4 Restricted Securities.  The Investor understands that the Preferred Units have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein.  The Investor understands that the Preferred Units are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Preferred Units indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  The Investor acknowledges that the LLC has no obligation to register or qualify the Preferred Units for resale.  The Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including the time and manner of sale, the holding period for the Preferred Units, and on requirements relating to the LLC that are outside of the Investor’s control and that the LLC is under no obligation and may not be able to satisfy.  The Investor understands that this offering is not intended to be part of the public offering, and that the Investor will not be able to rely on the protection of Section 11 of the Securities Act.

3.5 No Public Market.  The Investor understands that no public market now exists for the Preferred Units, and that the LLC has made no assurances that a public market will ever exist for the Preferred Units.

3.6 Accredited Investor.  The Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

3.7 No General Solicitation.  Neither the Investor, nor any of its managers, officers, employees, agents, shareholders or partners has either directly or indirectly, including, through a broker or finder, (a) engaged in any general solicitation or (b) published any advertisement in connection with the offer and sale of the Preferred Units.

3.8 Exculpation Among Investors.  The Investor acknowledges that it is not relying upon any person or entity, other than the LLC and its managers and officers, in making its investment or decision to invest in the LLC.  The Investor agrees that neither any Investor nor the respective controlling persons or entities, officers, directors, partners, agents, or employees of any Investor shall be liable to any other Investor for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Preferred Units.

3.9 Residence.  If the Investor is an individual, then the Investor resides in the state or province identified in the address of the Investor set forth on Exhibit A; if the Investor is a partnership, corporation, limited liability company or other entity, then the office of the Investor in which its principal place of business is identified in the address of the Investor set forth on Exhibit A.

4. Conditions to the Investors’ Obligations at Closing.  The obligations of each Investor to purchase Preferred Units at any Closing are subject to the fulfillment, on or before such Closing, of each of the following conditions, unless otherwise waived:

4.1 Representations and Warranties.  The representations and warranties of the LLC contained in Section 2 shall be true and correct in all respects as of such Closing.

4.2 Performance.  The LLC shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the LLC on or before such Closing.

5. Conditions to the LLC’s Obligations at Closing.  The obligations of the LLC to sell Preferred Units to any Investor at any Closing are subject to the fulfillment, on or before each Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties.  The representations and warranties of such Investor contained in Section 3 shall be true and correct in all respects as of such Closing.

5.2 Performance.  Such Investor shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by such Investor on or before such Closing.

6. Miscellaneous.

6.1 Survival of Warranties.  Unless otherwise set forth in this Agreement, the representations and warranties of the LLC and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and each Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Investors or the LLC.

6.2 Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.3 Governing Law.  This Agreement shall be governed by the internal law of the State of Colorado.

6.4 Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.5 Interpretation.  As used herein, the singular will include the plural, and the masculine gender will include the feminine and neuter, and vice-versa, unless the context otherwise requires.  Any reference in this Agreement to a particular Section, Exhibit or Schedule shall refer to a Section of, or an Exhibit or Schedule to, this Agreement, unless specified otherwise.  Section headings are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.  The words “include,” “includes” and “including” as used herein shall not be construed so as to exclude any other thing not referred to or described.

6.6 Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt and (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt.  All communications shall be sent to a party at its address as set forth on the signature page, Exhibit A or a Joinder Agreement, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 6.6.  If notice is given to the LLC, a copy shall also be sent to K&L Gates LLP, One Lincoln Street, Boston, Massachusetts 02111, Attention:  Mark L. Johnson (facsimile:  617.261.3175, email:  mark.johnson@klgates.com,).

6.7 Amendments and Waivers.  Except as otherwise expressly provided herein, any term of this Agreement may be amended, terminated or waived only with the written consent of the LLC and Investors purchasing a majority of the Preferred Units issued or to be issued hereunder.  Any amendment or waiver effected in accordance with this Section 6.7 shall be binding upon all of the Investors and each transferee of Preferred Units and the LLC.

6.8 Severability.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

6.9 Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.10 Entire Agreement.  This Agreement (including the Exhibits and Schedules) and the LLC Agreement constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreements relating to the subject matter hereof existing between the parties are expressly canceled.

6.11 Dispute Resolution.  The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Colorado and to the jurisdiction of the United States District Court for the State of Colorado for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Colorado or the United States District Court for the District of Colorado, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS.  EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

Each party will bear its own costs in respect of any disputes arising under this Agreement.  Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the District of Colorado or any court of the State of Colorado having subject matter jurisdiction.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Membership Interest Purchase Agreement as of the date first written above.

TR CAPITAL PARTNERS, LLC

By:    ______________________________________
Wayne Harding
Chief Financial Officer

Address:
2000 South Colorado Boulevard
Tower 1, Suite 3100
Denver, Colorado  80222
Facsimile:  (303) 845-9400
Email:  wharding@2riverswater.com

SIGNATURE PAGE TO PURCHASE AGREEMENT

INVESTORS:

__________________________________________
(Print Name of Investor)

By:   ______________________________________
Name: _________________________________
Title:   _________________________________

Address:
__________________________________________
__________________________________________
__________________________________________
Telephone: _________________________________
Facsimile:  __________________________________
Email:  _____________________________________

SIGNATURE PAGE TO PURCHASE AGREEMENT

Exhibit A

LIST OF INVESTORS

A-1

[Investor] [Address] Telephone: Facsimile: Email:
[Investor] [Address] Telephone: Facsimile: Email:

A-2

Exhibit B

FORM OF JOINDER AGREEMENT

B1

JOINDER AGREEMENT

Reference is hereby made to the Membership Interest Purchase Agreement, dated as of January 31, 2014, as amended from time to time (the “Agreement”), by and among TR Capital Partners, LLC, a Colorado limited liability company (the “LLC”), and the several investors named in Exhibit A thereto.

Pursuant to the terms of the Agreement, the undersigned hereby acknowledges that it has received and reviewed a copy of the Agreement and agrees that, upon execution of this Joinder, the undersigned shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto, and shall be deemed to be an Investor for all purposes thereof and entitled to all the rights incidental thereto.

The undersigned has set forth on the Supplemental Schedule hereto the information with respect to the undersigned’s purchases of Preferred Units that is to be added to, or incorporated by reference in, Schedules 1, 2 and 3 to the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of ___________, 2014.

__________________________________________
(Print Name)

By:  _______________________________________
Name: __________________________________
Title: ___________________________________

Address: ___________________________________
___________________________________________
___________________________________________

Telephone:  __________________________________

Facsimile:  ___________________________________

Email:   ______________________________________

Accepted and confirmed as of the date above:

TR CAPITAL PARTNERS, LLC

By:  ________________________________________
Name:    _________________________________
Title:  ___________________________________

Supplemental Schedule to Joinder Agreement

First Closing:
Purchased for Cash ($0.70 per Preferred Unit)
Purchase Price		Preferred Units

Purchased for Qualified Assets ($0.70 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

Purchased for Qualified Assets ($1.00 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

Second Closing:
Purchased for Cash ($0.70 per Preferred Unit)
Purchase Price		Preferred Units

Purchased for Qualified Assets ($0.70 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

Purchased for Qualified Assets ($1.00 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

Third Closing:
Purchased for Cash ($0.70 per Preferred Unit)
Purchase Price		Preferred Units

Purchased for Qualified Assets ($0.70 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

Purchased for Qualified Assets ($1.00 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

Exhibit C

LIST OF QUALIFIED ASSETS

Qualified Assets
Issuer	Type of Security	Calculation of Qualified Value
ASF Project 1, LLC	8.0% Senior Secured Notes due 2023 (“ASF Notes”)1	At First or Second Closing: Principal amount of contributed ASF Notes At Third Closing: Principal amount, plus accrued interest from June 1, 2014 through Closing, of contributed ASF Notes
Dionisio Farms and Produce, Inc.
Series A Convertible Preferred Stock and related Common Stock Purchase Warrant of Two Rivers Water & Farming Company (each share of such Series A Convertible Preferred Stock together with a warrant to purchase one share of common stock of Two Rivers Water & Farming Company being referred to together as a “DFP Preferred Unit”)
$2.00 (original purchase price), plus accrued but undeclared dividends, per contributed DFP Preferred Unit
Two Rivers Farms F-1, Inc.
Series F-1-A Convertible Preferred Stock and related Common Stock Purchase Warrant of Two Rivers Water & Farming Company (each share of such Series F-1-A Convertible Preferred Stock together with a warrant to purchase one-half share of common stock of Two Rivers Water & Farming Company being referred to together as a “F-1 Preferred Unit”)

$1.00 (conversion price applied to acquire an F-1 Preferred Unit upon conversion of Series A Secured Convertible Participating Promissory Notes), plus accrued but undeclared dividends, per contributed F-1 Preferred Unit

Two Rivers Farms F-2, Inc.
Series B Secured Convertible Participating Promissory Notes and related Common Stock Purchase Warrant of Two Rivers Water & Farming Company (each $1.00 in principal amount of such Notes together with a warrant to purchase two-fifths of a share of common stock of Two Rivers Water & Farming Company being referred to together as a “F-2 Note Unit”)

$1.00, plus accrued interest through Closing, per contributed F-2 Note Unit (i.e., principal amount plus accrued interest through Closing, provided that a warrant for one share of common stock of Two Rivers Water & Farming Company must be contributed with each $2.50 in principal amount contributed)

__________________________

1 Terms are defined in this column for convenient reference in this Exhibit C and Schedules 1, 2 and 3.

Qualified Assets
Issuer	Type of Security	Calculation of Qualified Value
Two Rivers Farms F-2, Inc.
Series F-2-B Convertible Preferred Stock and related Common Stock Purchase Warrant of Two Rivers Water & Farming Company (each share of such Series F-2-B Convertible Preferred Stock together with a warrant to purchase one-half share of common stock of Two Rivers Water & Farming Company being referred to together as a “F-2 Preferred Unit”)

$1.00 (conversion price applied to acquire an F-2 Preferred Unit upon conversion of Series B Secured Convertible Participating Promissory Notes), plus accrued but undeclared dividends, per contributed F-2 Preferred Unit

Two Rivers Water & Farm Company
Series BL Convertible Preferred Stock and related Common Stock Purchase Warrant of Two Rivers Water & Farming Company (each share of such Series BL Convertible Preferred Stock together with a warrant to purchase one-half share of common stock of Two Rivers Water & Farming Company being referred to together as a “TRWF Preferred Unit”)
$1.00 (conversion price applied to acquire a TRWF Preferred Unit upon conversion of Series BL Convertible Preferred Stock), plus accrued but undeclared dividends, per contributed TRWF Preferred Unit
Two Rivers Water & Farm Company	Ellicott second mortgage notes (“TRWF Notes”)	Principal amount, plus accrued interest (if any), of contributed TRWF Notes

Schedule 1
FIRST CLOSING

Sch. 1-1

Investor at First Closing: JMW Fund, LLC
Converted from Bridge Notes ($0.70 per Preferred Unit)
Bridge Note	Principal	Preferred Units
Convertible Promissory Note No. CPN-12	$520,000.00	742,857
Purchased for Qualified Assets ($0.70 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

Investor at First Closing: San Gabriel Fund, LLC
Converted from Bridge Notes ($0.70 per Preferred Unit)
Bridge Note	Principal	Preferred Units
Convertible Promissory Note No. CPN-23	$520,000.00	742,857
Purchased for Qualified Assets ($0.70 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

__________________________

2The LLC shall pay to JMW Fund, LLC, at the First Closing, a total of $2,600.10 in cash, consisting of (a) $2,600.00 in accrued interest on the surrendered Bridge Note and (b) $0.10 for the amount attributable for fractional Preferred Units from the conversion of the principal amount of such Bridge Note.

3The LLC shall pay to San Gabriel Fund, LLC, at the First Closing, a total of $2,600.10 in cash, consisting of (a) $2,600.00 in accrued interest on the surrendered Bridge Note and (b) $0.10 for the amount attributable for fractional Preferred Units from the conversion of the principal amount of such Bridge Note.

Sch. 1-2

Investor at First Closing: Richland Fund, LLC
Converted from Bridge Notes ($0.70 per Preferred Unit)
Bridge Note	Principal	Preferred Units
Convertible Promissory Note No. CPN-34	$260,000.00	371,428
Purchased for Qualified Assets ($0.70 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

Investor at First Closing:
Purchased for Cash ($0.70 per Preferred Unit)
Purchase Price		Preferred Units

Purchased for Qualified Assets ($0.70 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

Purchased for Qualified Assets ($1.00 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

_____________________________
4The LLC shall pay to Richland Fund, LLC, at the First Closing, a total of $1,300.40 in cash, consisting of (a) $1,300.00 in accrued interest on the surrendered Bridge Note and (b) $0.40 for the amount attributable for fractional Preferred Units from the conversion of the principal amount of such Bridge Note.

Sch. 1-3

Schedule 2

SECOND CLOSING

Sch. 2-1

Investor at Second Closing:
Purchased for Cash ($0.70 per Preferred Unit)
Purchase Price		Preferred Units

Purchased for Qualified Assets ($0.70 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

Purchased for Qualified Assets ($1.00 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

Investor at Second Closing:
Purchased for Cash ($0.70 per Preferred Unit)
Purchase Price		Preferred Units

Purchased for Qualified Assets ($0.70 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

Purchased for Qualified Assets ($1.00 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

Sch. 2-2

Schedule 3

THIRD CLOSING

Sch. 3-1

Investor at Third Closing:
Purchased for Cash ($0.70 per Preferred Unit)
Purchase Price		Preferred Units

Purchased for Qualified Assets ($0.70 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

Purchased for Qualified Assets ($1.00 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

Investor at Third Closing:
Purchased for Cash ($0.70 per Preferred Unit)
Purchase Price		Preferred Units

Purchased for Qualified Assets ($0.70 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

Purchased for Qualified Assets ($1.00 per Preferred Unit)
Qualified Asset	Qualified Value	Preferred Units
[To come: description of each Qualified Asset contributed, including name of issuer, type of security, and number or amount]	$[To come for each Qualified Asset]	[To come, total only (not per Qualified Asset)]

Sch. 3-2